NEWS RELEASE

             May 20, 2011

OTC:QB WSHE

    For Immediate Release

E-DEBIT GLOBAL CORPORATION COMMENCES

NATIONAL LEASING PROGRAM ROLL OUT

Calgary, Alberta – E-Debit Global Corporation ("E-Debit", "the Company") (OTC:QB Code : WSHE) has completed the reorganized of its subsidiary  Cash Direct Financial Services Ltd. (“Cash Direct”) and has commenced  the roll out its National Leasing program.

Overview

“Since our last announcement of April 8, 2011 the Company has completed its reorganization of Cash Direct, and has begun its National Role Out of our leasing and financing arm.  In conjunction with our ATM equipment suppliers the first deliveries of our leased units have been delivered to our Toronto and Calgary distribution centers with full placement programs in place” advised E-Debit Chief Executive Doug Mac Donald.

“We are focusing our Cash Direct leasing and financing roll out in co-ordination with our switching operations of our wholly owned subsidiary Westsphere Systems Inc. (“WSI”) as well as WSI current distribution network.  Once we have worked out the usual initial roll bumps and glitches we will expand our financing and leasing reach throughout our national marketplace opportunities.  We look forward to the opportunities by expanding our partnership within the Leasing Industry which is ongoing..”  Mac Donald stated.

About E-Debit Global Corporation

E-Debit Global Corporation (WSHE) is a financial holding company in Canada at the forefront of debit, credit and online computer banking.  Currently, the Company has established a strong presence in the privately owned Canadian banking sector including Automated Banking Machines (ABM), Point of Sale Machines (POS), Online Computer Banking (OCB) and E-Commerce Transaction security and payment.  E-Debit maintains and services a national ABM network across Canada and is a full participating member of the Canadian INTERAC Banking System.

Financial Profile:

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CAPITALIZATION: 500,000,000 COMMON SHARES WITH NO PAR VALUE

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SHARES ISSUED: Common – 92,324,344

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  : Voting Preferred - 70,855,900

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For further details, please refer to WSHE website

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WSHE Symbol OTCQB

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Transfer Agent: Holladay Stock Transfer Inc.

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2939 North 67th Place

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Scottsdale, Arizona 85251

DISCLAIMER

Forward-Looking Statements: This news release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties.  The forward-looking statements, which address the Company’s expected business and financial performance, among other matters, contain words such as “believe,” “expect,” “anticipate,” “optimistic,” “intend,” “plan,” “aim,” “will,” “may,” “should,” “could,” “would,” “likely,” and similar expressions.  All statements, other than statements of historical fact, included herein, are forward looking statements that involve various risks and uncertainties. There can be no assurance that such statements will prove to be accurate and actual results and future events could differ materially from those anticipated in such statements. Forward-looking statements are based on the estimates and opinions of management on the date the statements are made, and WSHE does not undertake an obligation to update forward-looking statements should conditions or management's estimates or opinions change.  Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the underlying assumptions related to the events outlined in this news release proving to be inaccurate or unrealized, events impacting the likelihood and timing of the completion of the events outlined, such as regulatory approvals, and the Company’s ability to exploit the payment platform and other assets and execute on its strategy to develop and issue new and enhanced payment products and services and increase the Company’s revenues from such products and services.

For further information, please contact

E-Debit Global Corporation

Telephone: 1 (403) 473-8795

Website of edebitglobal.com